Exhibit 99.2

CONNEXA SPORTS TECHNOLOGIES INC.

Unaudited Pro Forma Combined Financial Information

On November 21, 2024, Connexa Sports Technologies Inc., a Delaware corporation (the “Company”), completed its acquisition of a majority of Yuanyu Enterprise Management Co., Limited (“YYEM”), whereby, among other things, the Company acquired 70% of YYEM in exchange for the issuance of shares of the Company’s common stock, and YYEM became the majority-owned subsidiary of the Company (the “Transaction”).

On March 18, 2024, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) and a share exchange agreement (the “Share Exchange Agreement,” and together with the Share Purchase Agreement, the “Agreements”) to acquire a total of 70% of the issued and outstanding ordinary shares of YYEM from the sole shareholder of YYEM, Mr. Hongyu Zhou (the “Seller”), for a combined $56 million. $16.5 million of this amount was paid in cash on March 20, 2024 pursuant to the Share Purchase Agreement to acquire 20% of YYEM.

On November 18, 2024, The Nasdaq Stock Market LLC approved the Transaction. Following the approval, on November 21, 2024, pursuant to the Share Exchange Agreement, the Company issued 8,127,572 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) to the Seller (the “Exchange Shares”), in consideration for 5,000 ordinary shares of YYEM, representing 50% of the issued and outstanding ordinary shares of YYEM. The shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering.

The Transaction contemplated by the Agreements was closed on the same day. In connection with the completion of the Transaction, pursuant to the Agreements, YYEM was required to pay approximately $3,000,000 to NewCo (as defined below), approximately $400,000 of which was paid by October 31, 2024 and approximately $2,100,000 of which was paid after that date (leaving a balance of approximately $500,000 plus fees).

As a result of the closing of the Transaction, a change of control of the Company occurred as the Seller became the owner of approximately 55.8% of the issued and outstanding shares of Common Stock and the board of directors of the Company comprised individuals designated by the Seller.

As part of the Transaction, the Company agreed to sell its wholly owned subsidiary, Slinger Bag Americas Inc., to a newly established entity. In connection of the closing of the Transaction, on November 21, 2024, the Company entered into a separation and assignment agreement (the “Separation Agreement”) with J&M Sports LLC, a Florida limited liability company (“NewCo”), to sell, transfer and assign all or substantially all of its legacy business, assets and liabilities related to or necessary for the operations of its “Slinger Bag” business or products (the “Legacy Business”) to NewCo, in consideration for $1.00. Pursuant to the Separation Agreement, NewCo has obtained the sole right to and assumed all the obligations of the Legacy Business and is liable to the Company for any losses arising from third-party claims against the Company that arise from liabilities related to the Legacy Business.

The accompanying unaudited pro forma condensed combined financial statements (“pro forma financial information”) has been prepared based on the historical financial statements of the Company and YYEM after giving effect to the Transaction. The pro forma financial information is intended to provide information about how the acquisition of YYEM may have affected the Company’s historical financial statements. The unaudited pro forma condensed combined financial statements for the twelve months ended April 30, 2024 and 2023, combines the historical audited financial information of the Company for these periods, derived from the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2024, with the respective historical audited financial statements of YYEM as if the acquisition of YYEM had occurred on May 1, 2022.

The historical unaudited pro forma condensed financial statements for the six months ended October 31, 2024 combine the Company’s historical unaudited financial information for the six months ended October 31, 2024, derived from the Company’s Quarterly Report on Form 10-Q filed with the SEC on December 13, 2024, with the respective historical audited financial statements of YYEM as if the acquisition of YYEM had occurred on May 1, 2022.

The fiscal year end of the Company is April 30. The fiscal year end of YYEM is January 31.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information and:

● the historical unaudited condensed financial statements of the Company for the six months ended October 31, 2024 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on December 13, 2024;

● the historical audited consolidated financial statements of the Company for the year ended April 30, 2024 included in the Company’s Annual Report on Form 10-K filed with the SEC on July 25, 2024.

● the historical unaudited condensed consolidated financial statements of YYEM for the nine months ended October 31, 2024 as filed in this Current Report on Form 8-K/A;

● the historical audited consolidated financial statements of YYEM for the years ended January 31, 2024 and 2023, as filed in the Current Report on Form 8-K filed with the SEC on November 25, 2025.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of YYEM occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and additional analyses are performed.

CONNEXA SPORTS TECHNOLOGIES INC.

Pro Forma Combined Balance Sheets

April 30, 2024

(Unaudited)

	Connexa	Yuanyu
	Sports	Enterprise
	Technologies	Management			Pro Forma
	Inc.	Co., Limited	Eliminations	Notes	Combined

ASSETS

Current Assets:
Cash and cash equivalents	$229,705	$499,678	$(229,705)		$499,678
Investment, at cost	16,500,000	1,681,091	(16,500,000)		1,681,091
Accounts and other receivable, net	273,874	-	(273,874)		-
Inventories, net	1,609,196	-	(1,609,196)		-
Prepaid inventory	810,978	-	(810,978)		-
Prepaid expenses and other current assets	197,871	-	(197,871)		-
Other assets	-	4,210,385	-		4,210,385
Non-Current Assets:			-		-
Note receivable - former subsidiary	2,000,000	-	(2,000,000)		-
Fixed assets, net of depreciation	-	-	-		-
Intangible assets, net of amortization	1,000	14,230,789	(1,000)		14,230,789

Total assets	$21,622,624	$20,621,943	$(21,622,624)		$20,621,943

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

LIABILITIES
Current Liabilities:
Accounts payable	$4,704,596	$-	$(4,704,596)		$-
Accrued expenses	3,405,372	16,025	(3,405,372)		16,025
Accrued interest	-	-	-		-
Accrued interest - related party	917,957	-	(917,957)		-
Current portion of notes payable, net of discount	1,564,513	-	(1,564,513)		-
Current portion of notes payable - related parties	1,169,291	-	(1,169,291)		-
Derivative liabilities	5,433	-	(5,433)		-
Contingent consideration	-	-	-		-
Other current liabilities	255,648	-	(255,648)		-
Income tax payables	-	249,090	-		249,090
Long-Term Liabilities:			-		-
Notes payable related parties, net of current portion	-	-	-		-

Total liabilities	12,022,810	265,115	(12,022,810)		265,115

SHAREHOLDERS’ EQUITY (DEFICIT)
Common stock	1,828	1,282	(1,282)		1,828
Additional paid in capital	176,801,473	19,095,000	(19,095,000)		176,801,473
Accumulated deficit	(167,387,028)	1,260,546	9,680,009		(156,446,473)
Accumulated other comprehensive income	183,541	-	(183,541)		-

Total stockholders’ equity (Deficit)	9,599,814	20,356,828	(9,599,814)		20,356,828

Total liabilities and stockholders’ equity (deficit)	$21,622,624	$20,621,943	$(21,622,624)		$20,621,943

F-2

CONNEXA SPORTS TECHNOLOGIES INC.

Pro Forma Combined Balance Sheets

October 31, 2024

(Unaudited)

	Connexa	Yuanyu
	Sports	Enterprise
	Technologies	Management			Pro Forma
	Inc.	Co., Limited	Eliminations	Notes	Combined

ASSETS

Current Assets:
Cash and cash equivalents	$1,642,969	$44,860	$(1,642,969)		$44,860
Investment, at cost	16,500,000	9,829,153	(16,500,000)		9,829,153
Accounts and other receivable, net	87,256	-	(87,256)		-
Inventories, net	1,166,996	-	(1,166,996)		-
Prepaid inventory	-	-	-		-
Prepaid expenses and other current assets	185,540	-	(185,540)		-
Other assets	-	3,062,595	-		3,062,595
Non-Current Assets:			-		-
Note receivable - former subsidiary	2,000,000	-	(2,000,000)		-
Fixed assets, net of depreciation	-	-	-		-
Intangible assets, net of amortization	1,000	12,742,327	(1,000)		12,742,327

Total assets	$21,583,761	$25,678,935	$(21,583,761)		$25,678,935

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

LIABILITIES
Current Liabilities:
Accounts payable	$4,597,403	$-	$(4,597,403)		$-
Accrued expenses	4,419,304	88,665	(4,419,304)		88,665
Accrued interest	643,234	-	(643,234)		-
Accrued interest - related party	917,957	-	(917,957)		-
Current portion of notes payable, net of discount	1,491,845	-	(1,491,845)		-
Current portion of notes payable - related parties	1,169,291	-	(1,169,291)		-
Derivative liabilities	365	-	(365)		-
Contingent consideration	-	-	-		-
Other current liabilities	303,581	-	(303,581)		-
Income tax payables	-	1,071,508	-		1,071,508
Long-Term Liabilities:			-		-
Notes payable related parties, net of current portion	-	-	-		-

Total liabilities	13,542,980	1,160,173	(13,542,980)		1,160,173

SHAREHOLDERS’ EQUITY (DEFICIT)
Common stock	6,435	1,282	(1,282)		6,435
Additional paid in capital	180,917,679	19,095,000	(19,095,000)		180,917,679
Accumulated deficit	(172,973,917)	5,422,480	11,146,085		(156,405,352)
Accumulated other comprehensive income	90,584	-	(90,584)		-

Total stockholders’ equity (Deficit)	8,040,781	24,518,762	(8,040,781)		24,518,762

Total liabilities and stockholders’ equity (deficit)	$21,583,761	$25,678,935	$(21,583,761)		$25,678,935

F-3

CONNEXA SPORTS TECHNOLOGIES INC.

Pro Forma Combined Statement of Operations

For the Twelve Months Ended April 30, 2024

(Unaudited)

	Connexa	Yuanyu
	Sports	Enterprise
	Technologies	Management			Pro Forma
	Inc.	Co., Limited	Eliminations	Notes	Combined

NET SALES	$8,398,049	$1,923,077	-		10,321,126

COST OF SALES	5,004,375	576,923	-		5,581,298

GROSS PROFIT	3,393,674	1,346,154	-		4,739,828

OPERATING EXPENSES
Selling and marketing expenses	1,565,006	-	-		1,565,006
General and administrative expenses	8,271,823	10,256	-		8,282,079
Research and development costs	-	-	-		-

Total Operating Expenses	9,836,829	10,256	-		9,847,085

OPERATING (LOSS) / PROFIT	(6,443,155)	1,335,898	-		(5,107,257)

NON-OPERATING INCOME (EXPENSE)
Amortization of debt discounts	(1,067,806)	-	-		(1,067,806)
Loss on conversion of accounts payable to common stock	(289,980)	-	-		(289,980)
Change in fair value of derivative liability	7,635,612	-	-		7,635,612
Derivative expense	(14,119,784)	-	-		(14,119,784)
Interest expense	(1,351,305)	-	-		(1,351,305)
Interest expense - related party	-	-	-		-

Total Non-Operating Income (Expenses)	(9,193,263)	-	-		(9,193,263)

NET INCOME (LOSS) FROM OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(15,636,418)	1,335,898	-		(14,300,520)

Provision for income taxes	-	220,423	-		220,423

NET INCOME (LOSS)	$(15,636,418)	$1,115,475	-		(14,520,943)

Net loss per share - basic and diluted	$(32.44)	$111.55	-		(30.13)

Weighted average common shares outstanding - basic and diluted	482,005	10,000	-		482,005

F-4

CONNEXA SPORTS TECHNOLOGIES INC.

Pro Forma Combined Statement of Operations

For the Six Months Ended October 31, 2024

(Unaudited)

	Connexa	Yuanyu
	Sports	Enterprise
	Technologies	Management			Pro Forma
	Inc.	Co., Limited	Eliminations	Notes	Combined

NET SALES	$1,066,443	$6,545,454	-		7,611,897

COST OF SALES	865,206	1,488,462	-		2,353,668

GROSS PROFIT	201,237	5,056,992	-		5,258,229

OPERATING EXPENSES
Selling and marketing expenses	280,199	-	-		280,199
General and administrative expenses	4,544,129	72,640	-		4,616,769
Research and development costs	-	-	-		-

Total Operating Expenses	4,824,328	72,640	-		4,896,968

OPERATING (LOSS) / PROFIT	(4,623,091)	4,984,352	-		361,261

NON-OPERATING INCOME (EXPENSE)
Amortization of debt discounts	-	-	-		-
Loss on conversion of accounts payable to common stock	-	-	-		-
Change in fair value of derivative liability	5,068	-	-		5,068
Derivative expense	-	-	-		-
Interest expense	(968,866)	-	-		(968,866)
Interest expense - related party	-	-	-		-

Total Non-Operating Income (Expenses)	(963,798)	-	-		(963,798)

NET INCOME (LOSS) FROM OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(5,586,889)	4,984,352	-		(602,537)

Provision for income taxes	-	822,418	-		822,418

NET INCOME (LOSS)	$(5,586,889)	$4,161,934	-		(1,424,955)

Net loss per share - basic and diluted	$(1.40)	$416.19	-		(0.36)

Weighted average common shares outstanding - basic and diluted	3,992,310	10,000	-		3,992,310

F-5

CONNEXA SPORTS TECHNOLOGIES INC.

Notes to the Pro Forma Combined Financial Statements

April 30, 2024 and October 31, 2024

(Unaudited)

Note 1 - Description of Transaction

On November 21, 2024, Connexa Sports Technologies Inc., a Delaware corporation (the “Company”), completed its acquisition of a majority of Yuanyu Enterprise Management Co., Limited (“YYEM”), whereby, among other things, the Company acquired 70% of YYEM in exchange for the issuance of shares of the Company’s common stock, and YYEM became the majority-owned subsidiary of the Company (the “Transaction”).

On March 18, 2024, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) and a share exchange agreement (the “Share Exchange Agreement,” and together with the Share Purchase Agreement, the “Agreements”) to acquire a total of 70% of the issued and outstanding ordinary shares of YYEM from the sole shareholder of YYEM, Mr. Hongyu Zhou (the “Seller”), for a combined $56 million. $16.5 million of this amount was paid in cash on March 20, 2024 pursuant to the Share Purchase Agreement to acquire 20% of YYEM.

On November 18, 2024, The Nasdaq Stock Market LLC approved the Transaction. Following the approval, on November 21, 2024, pursuant to the Share Exchange Agreement, the Company issued 8,127,572 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) to the Seller (the “Exchange Shares”), in consideration for 5,000 ordinary shares of YYEM, representing 50% of the issued and outstanding ordinary shares of YYEM. The shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering.

The Transaction contemplated by the Agreements was closed on the same day. In connection with the completion of the Transaction, pursuant to the Agreements, YYEM was required to pay approximately $3,000,000 to NewCo (as defined below), approximately $400,000 of which was paid by October 31, 2024 and approximately $2,100,000 of which was paid after that date (leaving a balance of approximately $500,000 plus fees).

As a result of the closing of the Transaction, a change of control of the Company occurred as the Seller became the owner of approximately 55.8% of the issued and outstanding shares of Common Stock and the board of directors of the Company comprised individuals designated by the Seller.

As part of the Transaction, the Company agreed to sell its wholly owned subsidiary, Slinger Bag Americas Inc., to a newly established entity. In connection of the closing of the Transaction, on November 21, 2024, the Company entered into a separation and assignment agreement (the “Separation Agreement”) with J&M Sports LLC, a Florida limited liability company (“NewCo”), to sell, transfer and assign all or substantially all of its legacy business, assets and liabilities related to or necessary for the operations of its “Slinger Bag” business or products (the “Legacy Business”) to NewCo, in consideration for $1.00. Pursuant to the Separation Agreement, NewCo has obtained the sole right to and assumed all the obligations of the Legacy Business and is liable to the Company for any losses arising from third-party claims against the Company that arise from liabilities related to the Legacy Business .

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements give effect to the acquisition of QPhoton as if the acquisition occurred on May 1, 2022.

The acquisition accounting summarized in Note 4 was not included in the unaudited pro forma condensed combined financial statements as the purchase accounting entries are preliminary and could differ from the final acquisition accounting as estimates of purchase consideration and the fair values of identifiable intangible assets acquired are subject to review and audit. As a result, differences between the preliminary estimates in Note 4 and the final acquisition accounting could be material.

Note 3 - Accounting Policies

The accounting policies of the Company may vary materially from those of YYEM. During preparation of the unaudited pro forma condensed combined financial information, the Company has performed an analysis and is not aware of any material differences in accounting policies, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies.

Note 4 - Estimated Preliminary Purchase Consideration

The table below presents the total estimated preliminary purchase consideration:

Cash consideration paid at closing	$16,500,000
Equity consideration paid at closing:
Common shares	38,280,864

Total purchase consideration	$54,780,864

F-6